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THESE WARRANTS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE WARRANTS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER SUCH ACT AND SUCH LAWS WITH RESPECT TO THESE WARRANTS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


WARRANT CERTIFICATE                                100,000 COMMON STOCK WARRANTS
NO. W-1

                                MORO CORPORATION

                              COMMON STOCK WARRANTS

                  (These Warrants will be void if not exercised
                    by the Termination Date specified below.)

         1. Warrants. Subject to the terms and conditions hereof, this certifies that GREENWOOD PARTNERS, L.P., a Delaware limited partnership, is the owner of 100,000 Warrants (the "Warrants") of Moro Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the holder hereof to purchase from the Company at any time prior to 5:00 p.m. on July 31, 2003 (the "Termination Date"), one fully paid and non-assessable share of the Company's Common Stock, $.001 par value (the "Common Stock"), subject to adjustment as provided in
Section 8 hereof.

         2. Warrant Price.

            a. The Warrants shall be exercised by delivery to the Company (prior to the Termination Date) of the Warrant price for each share of Common Stock being purchased hereunder (the "Warrant Price"), this Certificate, and the completed Election To Purchase Form which is attached hereto. The Warrant Price shall be $.75 per share of Common Stock. The Warrant Price shall be subject to adjustment as provided in Section 8 hereof. Except as provided in subsection b., the Warrant Price is payable either in cash or by certified check or bank draft payable to the order of the Company.

            b. In the event that at any time prior to the Termination Date, the shares of Common Stock required to be issued upon the exercise of this Warrant are not covered by an effective registration statement under the Securities Act of 1933, as amended ("Act"), then in lieu of exercising this Warrant in the manner set forth in subparagraph a. above, the Warrant may be exercised by surrender of the Warrant without payment of any other consideration, commission or remuneration, by execution of the

Cashless Exercise Subscription Form attached to this Warrant, duly executed. The number of shares to be issued in exchange for the Warrant will be computed by subtracting the Warrant Price from the average closing bid price of the Common Stock for the five trading days immediately prior to the date of receipt of the Cashless Exercise Subscription Form, multiplying that amount by the number of shares represented by the Warrant, and dividing by such average closing bid price.

         The Company agrees that the shares of Common Stock issued under this Warrant upon a cashless exercise pursuant to this subparagraph b. shall be and are deemed to have been issued to Greenwood as the record owner of such shares as of the close of business on the date on which this Warrant shall have issued, as no further payment or consideration is required to be made (other than the surrender of this Warrant) for such shares of Common Stock as provided herein.

         3. Exercise. Upon the surrender of this Certificate and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of this Warrant and in such name or names as the registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of any Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock on and as of the date of the delivery to the Company of this Certificate and payment of the Warrant Price as aforesaid. If, however, at the date of surrender of this Certificate and payment of such Warrant Price, the transfer books for the Common Stock purchasable upon the exercise of any Warrant shall be closed, the certificates for the Common Stock in respect to which any such Warrant are then exercised shall be issued and the owner of such Common Stock shall become a record owner of such Common Stock on and as of the next date on which such books shall be opened, and until such date the Company shall be under no duty to deliver any certificate for such Common Stock.

         4. Partial Exercise. The rights of purchase represented by the Warrants shall be exercisable, at the election of the registered holder hereof, either as an entirety, or from time to time for any part of the Common Stock specified herein and, in the event that the Warrants are exercised with respect to less than all of the Common Stock specified herein at any time prior to the Termination Date, a new Certificate will be issued to such registered holder for the remaining number of Warrants not so exercised.

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         5. Termination Date. All of the Warrants must be exercised in accordance with the terms hereof prior to the Termination Date. At and after the Termination Date any and all unexercised rights hereunder shall become null and void and all such unexercised Warrants shall without any action on behalf of the Company become null and void.

         6. Piggyback Registration.

            a. If during the period of time that the Common Stock underlying this Warrant ("Stock") is not covered by an effective registration statement under the Act, the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than Greenwood) any of its Common Stock under the Act in connection with the public offering of such securities by the Company or the resale of such securities by any shareholder of the Company (other than a registration relating solely for the sale of securities to participants in a Company stock plan or an Employee Benefit Plan as defined in Rule 405 under the Act, or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give Greenwood written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of Greenwood given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Act all of the Stock that Greenwood has requested to be registered ("Piggyback Registration"); provided, however, that nothing herein shall prevent the Company from withdrawing or abandoning such registration statement prior to its effectiveness.

            b. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the related Piggyback Registration Statement of all Stock proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Stock to be included in such Piggyback Registration Statement, to the extent any such Stock may be included in such Piggyback Registration Statement, shall be subject to cutback. If required by the managing underwriter of such an underwritten public offering, Greenwood shall enter into an agreement limiting the number of Stock to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of any such Stock.

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            c. The piggyback registration rights granted herein shall be effective from and after the date hereof and until the earlier of (i) all of the Stock has been sold or transferred by Greenwood or (ii) all of such Stock can be resold by Greenwood pursuant to Rule 144(k) promulgated under the Act or (iii) July 31, 2005. For purposes of subsection (i) of the prior sentence, the transfer or sale of the Stock by Greenwood to a limited partner shall not constitute a sale or transfer and the limited partner shall be entitled to all of the Piggyback Registration rights granted to and subject to all of the obligations of Greenwood set forth in this Section 6.

         7. Lost, Mutilated Certificate. In case this Common Stock Warrant Certificate shall become mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the Certificate lost, stolen, or destroyed, a new Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such certificate and indemnity, if requested, also satisfactory to the Company.

         8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of shares of Common Stock subject to the Warrants shall be subject to adjustment from time to time only as set forth hereinafter:

            a. In case the Company shall declare a Common Stock dividend on the Common Stock, then the Warrant Price shall be proportionately decreased as of the close of business on the date of record of said Common Stock dividend in proportion to such increase of outstanding shares of Common Stock.

            b. If the Company shall at any time subdivide its outstanding Common Stock by recapitalization, reclassification or split-up thereof, the Warrant Price immediately prior to such subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification, or combination thereof, the Warrant Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Warrant Price shall become effective at the close of business on the record date for such subdivision or combination. The Warrant Price shall be proportionately increased or decreased, as the case may be, in proportion to such increase or decrease, as the case may be, of outstanding shares of Common Stock.

            c. Upon any adjustment of the Warrant Price as hereinabove provided, the number of shares of Common Stock issuable upon exercise of the Warrants remaining unexercised immediately

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prior to any such adjustment, shall be changed to the number of shares determined by dividing (i) the appropriate Warrant Price payable for the purchase of all shares of Common Stock issuable upon exercise of all of the Warrants remaining unexercised immediately prior to such adjustment by (ii) the Warrant Price per share of Common Stock in effect immediately after such adjustment. Pursuant to this formula, the total sum payable to the Company upon the exercise of the Warrants remaining unexercised immediately prior to such adjustment shall remain constant.

            d. (i) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, person, or entity, or the sale of all or substantially all of its assets to another corporation, person, or entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash, property, or assets with respect to or in exchange for Common Stock, and provided no election is made by the Company pursuant to subsection
(ii) hereof, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, person, or entity, as the case may be, shall agree that the registered holder of the Warrants shall have the right thereafter and until the Termination Date to exercise such Warrants for the kind and amount of stock, securities, cash, property, or assets receivable upon such reorganization, reclassification, consolidation, merger, or sale by a holder of the number of shares of Common Stock for the purchase of which such Warrants might have been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to such subsequent adjustments which shall be equivalent or nearly equivalent as may be practicable to the adjustments provided for in this Section 8.

               (ii) Notwithstanding subsection (i) hereof and in lieu thereof, the Company may elect by written notice to the registered holder hereof, to require such registered holder to exercise all of the Warrants remaining unexercised prior to any such reorganization, reclassification, consolidation, merger or sale. If the holder of this Warrant shall not exercise all or any part of the Warrants remaining unexercised prior to such event, such unexercised Warrants shall automatically become null and void upon the occurrence of any such event, and of no further force and effect. The Common Stock issued pursuant to any such exercise shall be deemed to be issued and outstanding immediately prior to any such event, and shall be entitled to be treated as any other issued and outstanding share of Common Stock in connection with such event. If an election is not made by the Company pursuant to this subsection (ii) in connection with any such event, then the provisions of subsection (i) hereof shall apply to such event.

            e. Whenever the Warrant Price and number of shares of Common Stock subject to this Warrant is adjusted as herein provided, the Company shall promptly mail to the registered holder of this Warrant a statement signed by an officer of the Company setting forth the adjusted Warrant Price and the number of shares of Common Stock subject to this Warrant, determined as so provided.

            f. This form of Certificate need not be changed because of any adjustment which is required pursuant to this Section 8. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Certificate that the Company may deem appropriate and that does not affect the substance hereof; and any Certificate thereafter issued, whether in exchange or substitution for this Certificate or otherwise, may be in the form as so changed.

         9. Reservation. There has been reserved, and the Company shall at all times keep reserved out of the authorized and unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the Warrants. The Company agrees that all shares of Common Stock issued upon exercise of the Warrants shall be, at the time of delivery of the Certificates for such Common Stock, validly issued and outstanding, fully paid and non-assessable.

         10. Fractional Shares. The Company shall not issue any fractional shares of Common Stock pursuant to any exercise of any Warrant and shall pay cash to the holder of any Warrant in lieu of any such fractional shares.

         11. No Right. The holder of any Warrants shall not be entitled to any of the rights of a shareholder of the Company prior to the date of issuance of the Common Stock by the Company pursuant to an exercise of any Warrant.

         12. Securities Laws. As a condition to the issuance of any Common Stock pursuant to the Warrants, the holder of such Common Stock shall execute and deliver such representations, warranties, and covenants, that may be required by applicable federal and state securities law, or that the Company determines is reasonably necessary in connection with the issuance of such Common Stock. In addition, the certificates representing the Common Stock shall contain such legends, or restrictive legends, or stop transfer instructions, as shall be required by applicable Federal or state securities laws, or as shall be reasonably required by the Company or its transfer agent.

         13. Applicable Law. The Warrants and this Certificate shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws thereof regardless of its choice of law rules.

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         IN WITNESS WHEREOF, MORO CORPORATION, has executed and delivered this
Warrant Certificate as of the date written below.

                                                MORO CORPORATION

                                            By: /s/ David W. Menard
                                                -----------------------------
                                                David W. Menard,
                                                Chief Executive Officer


Dated: August 1, 2000

Moro Corporation
Suite 240, Bala Pointe Office Centre
111 Presidential Boulevard
Bala Cynwyd, PA 19004
Attn. David W. Menard,
Chief Executive Officer



                              ELECTION TO PURCHASE

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant Certificate No. ______ of the Company. The undersigned desires to purchase ____ shares of Common Stock provided for therein and tenders herewith full payment of the Warrant Price for the shares of Common Stock being purchased, all in accordance with the Certificate. The undersigned requests that a Certificate representing such shares of Common Stock shall be issued to and registered in the name of, and delivered to, the undersigned at the following address: _______________________
_______________________________________________________________________________
________. If said number of shares of Common Stock shall not be all the shares purchasable under the Certificate, then a new Common Stock Warrant Certificate for the balance remaining of the shares of Common Stock purchasable shall be issued to and registered in the name of, and delivered to, the undersigned at the address set forth above.





Dated:             , 20                       Signature:
      -------------    --                               -----------------------